Exhibit 99.1

Orbital and ATK’s Aerospace and Defense Groups to Combine in
$5 Billion Merger-of-Equals to Create “Orbital ATK”, a New
Global Aerospace and Defense Systems Company

— Customers to Benefit from Broader Range of Technological Innovation and More Affordable Systems and Products in Space, Defense and Aviation Markets —

— Shareholders to Benefit from Opportunities for Faster Growth and Stronger Earnings of Combined Enterprise With Compelling Operational and Financial Synergies —

— Employees to Benefit from Greater Long-Term Career Opportunities as Part of a Leading Aerospace and Defense Manufacturer —

— 9:00 a.m. Conference Call with Financial Analysts and Investors to be Webcast —

(Dulles, VA 29 April 2014) — Orbital Sciences Corporation (NYSE: ORB) today announced that it has entered into a definitive agreement with Alliant Techsystems Inc. (NYSE:  ATK), which will combine Orbital and ATK’s Aerospace and Defense (A&D) Groups to create a $4.5 billion (combined calendar year 2013 annual revenue), 13,000-person space, defense and aviation systems developer and manufacturer.  The new company, to be called Orbital ATK, Inc., will serve U.S. and international customers with leading positions in the markets for space launch vehicles and propulsion systems, tactical missiles and defense electronics, satellites and space systems, armament systems and ammunition, and commercial and military aircraft structures and related components.  As part of the transaction, ATK will spin off its Sporting Group, which focuses on commercial sporting equipment, to its shareholders.

The tax-free stock-for-stock merger-of-equals transaction, valued at approximately $5.0 billion based on Orbital’s closing stock price yesterday, will combine Orbital’s small- and medium-class satellite and launch vehicle product lines with ATK A&D’s rocket propulsion, composite structures and space power systems to produce even more capable and affordable space and missile defense products.  At the same time, it will enhance ATK A&D’s strategic and tactical missile systems and propulsion, precision weapons and military armament, and commercial and military aircraft programs by leveraging Orbital’s systems design, engineering and integration capabilities to provide greater value-added to current and future customers.

Orbital ATK will draw on a talented and experienced group of leaders from both organizations for key governance and management positions.  A 16-member Board of Directors will be led by Chairman Gen. Ronald R. Fogleman (U.S. Air Force, ret.) and will include seven directors from ATK’s Board and nine directors from Orbital’s Board.

Mr. David W. Thompson, Orbital’s President and Chief Executive Officer, will be President and Chief Executive Officer of the new company; Mr. Blake E. Larson, President of ATK’s Aerospace Group, will serve as its Chief Operating Officer; and Mr. Garrett E. Pierce, Orbital’s Chief Financial Officer, will hold the same position in the new company.  Other key management

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positions will be determined prior to the transaction’s closing, with an equitable and balanced selection of senior executives from each company expected in the new organization.

“This merger-of-equals combination of Orbital and ATK Aerospace and Defense brings together two of the space and defense industry’s most innovative developers and cost-efficient manufacturers who have worked closely together for over 25 years.  By building on complementary technologies, products and know-how and highly-compatible cultures, the new Orbital ATK will deliver even more affordable space, defense and aviation systems to our existing customers and be strongly positioned to expand into adjacent areas,” said Mr. Thompson.

“The proposed merger will generate cost and revenue synergies and create a more streamlined and competitive operator,” said Mr. Mark W. DeYoung, ATK’s Chief Executive Officer.  “We see opportunities to build on ATK’s success in Aerospace and Defense through a combination with Orbital’s proven track record in creating new launch vehicles, satellites and other advanced space technologies.  We are both focused on enhancing the capability of existing customer systems by developing solutions that can be more flexibly deployed to support their mission with enhanced cost-effectiveness.  We also see significant opportunities for growth as new programs are initiated or begin to ramp up production.”

Orbital ATK will employ about 13,000 people, including over 4,300 engineers and scientists and 7,400 production and operations specialists, at engineering centers, research laboratories, manufacturing facilities, and test and launch sites in 17 states.  Employees will benefit from expanded long-term career opportunities and enhanced job stability by being part of a larger, more diverse and financially stronger enterprise dedicated to technological innovation, fast product cycles and operational efficiency.  The combined company will be headquartered at Orbital’s existing Dulles, Virginia campus, with major employee sites in Utah, Missouri, Virginia, Arizona, Maryland, West Virginia, California and Minnesota.

Based on 2013 financial results, the new company would have combined annual revenues of about $4.5 billion, EBITDA over $575 million and total contract backlog more than  $11 billion.  Net debt of Orbital ATK at closing is expected to be about $1.4 billion, after taking into account combined cash balances of approximately $300 million.  Annual revenue and cost synergies of $220-300 million are expected by 2016, consisting of $150-200 million of incremental annual revenue and $70-100 million of annual cost reductions.

In the merger, ATK shareholders will own approximately 53.8% of the equity of the combined company and Orbital shareholders will own approximately 46.2%.  The combination, which has been unanimously approved by the Boards of both companies, is to be effected in a tax-free “Morris Trust” transaction structure, with a spin-off of ATK’s Sporting Group to its shareholders immediately prior to the merger.  The merger is conditioned on approval by the shareholders of both companies, the receipt of regulatory approvals, and other customary closing conditions.  The transaction is expected to close by the end of 2014.

Citigroup acted as financial advisor to Orbital while Hogan Lovells US LLP acted as Orbital’s legal advisor.

Investor and Analyst Conference Call Details

Orbital and ATK executives will conduct a conference call with financial analysts and investors this morning, beginning at 9:00 a.m. (EDT).  The companies welcome members of the investment community to listen to the call live.  A copy of management’s presentation will be available in the investor relations section of www.orbital.com.

The call will be hosted by Mr. David Thompson, Chairman, President and Chief Executive Officer of Orbital and Mr. Mark DeYoung, President and Chief Executive Officer of ATK.  They will be joined by Mr. Garrett Pierce, Orbital Chief Financial Officer and Mr. Neal Cohen, ATK Chief Financial Officer.

The call is being webcast and can be accessed via the investor relations page at www.orbital.com.  For those who cannot participate in the live webcast, a telephone recording of the conference call will be available.  The telephone number is 719-457-0820 and the confirmation code is 7630707.  The recording will be available for one month after the call.  Institutional investors can access the call via the password-protected event management site StreetEvents (www.streetevents.com).

About ATK

ATK is an aerospace, defense and commercial products company with operations in 22 states, as well as in Puerto Rico and overseas.  ATK’s Aerospace Group is a market leader in solid rocket propulsion systems for space and strategic launch vehicles, satellite structures and power systems, and aerospace composite structures.  The company’s Defense Systems Group is a market leader in precision weapons, tactical missiles and related propulsion systems, and armament systems and ammunition products.  News and information can be found on the Internet at www.atk.com, on Facebook at www.facebook.com/atk or on Twitter@atk.

About Orbital

Orbital develops and manufactures small- and medium-class rockets and space systems for commercial, military and civil government customers.  The company’s primary products are satellites and launch vehicles, including low-Earth orbit, geosynchronous-Earth orbit and planetary spacecraft for communications, remote sensing, scientific and defense missions; human-rated space systems for Earth-orbit, lunar and other missions; ground- and air-launched rockets that deliver satellites into orbit; and missile defense systems that are used as interceptor and target vehicles.  Orbital also provides satellite subsystems and space-related technical services to government agencies and laboratories.  More information about Orbital can be found at www.orbital.com.  Follow the company on Twitter @OrbitalSciences and on Facebook at www.facebook.com/OrbitalSciencesCorp.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements in this communication regarding the proposed “Morris Trust” transaction between Orbital and ATK, pursuant to which ATK’s sporting business (“Sporting”) will be distributed to ATK’s stockholders and Orbital and ATK’s aerospace and defense businesses will be merged (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for the combined company and products and any other statements regarding Orbital’s and ATK’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.  These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.  Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both Orbital’s stockholders and ATK’s stockholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the aerospace and defense business of ATK; the integration of Orbital’s operations with those of the aerospace and defense business of ATK being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Orbital or ATK to adverse consequences; government investigations; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; changes in domestic and global economic conditions and unstable geopolitical conditions, including in Russia and Ukraine; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Orbital and ATK, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Orbital’s or ATK’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Orbital or ATK to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in Orbital’s and ATK’s filings with the Securities and Exchange Commission (the “SEC”), including Orbital’s and ATK’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Orbital and ATK assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed Transaction, Orbital and ATK intend to file relevant materials with the SEC, including an ATK registration statement on Form S-4 that will include a joint proxy statement of Orbital and ATK and that also constitutes a prospectus of ATK.   INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORBITAL, ATK AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed Transaction (when they are available) can be obtained free of charge at the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528 or from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder.  However, Orbital and ATK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction under the rules of the SEC.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014.

Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on June 14, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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For More Information Contact:

Barron Beneski	Sean Wilson
(703) 406-5528	(832) 864-3518
Public and Investor Relations	Griffin Communications
beneski.barron@orbital.com	sean@griffincg.com

Note to Editors:  High-resolution images of Orbital’s satellite and launch vehicle products can be found at http://www.orbital.com/Multimedia.  For broadcast quality b-roll, please visit http://www.orbital.com/newsInfo/media.